Identifiable Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Identifiable Intangible Assets and Goodwill
Identifiable Intangible Assets and Goodwill

A. Identifiable Intangible Assets

Balance Sheet Information

The following table provides the components of Identifiable intangible assets:
	December 31, 2016			December 31, 2015
(MILLIONS OF DOLLARS)	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization
Finite-lived intangible assets
Developed technology rights	$83,390	$(49,650)	$33,740	$77,613	$(47,193)	$30,419
Brands	2,092	(1,032)	1,060	1,973	(928)	1,044
Licensing agreements and other	1,869	(1,005)	864	1,619	(918)	701
	87,351	(51,687)	35,664	81,205	(49,040)	32,165
Indefinite-lived intangible assets
Brands and other	6,883		6,883	7,021		7,021
IPR&D(a)	10,101		10,101	1,171		1,171
	16,984		16,984	8,192		8,192
Identifiable intangible assets(a)	$104,335	$(51,687)	$52,648	$89,396	$(49,040)	$40,356

(a)
The increase in Identifiable intangible assets, less accumulated amortization, is primarily related to assets acquired as part of the acquisitions of Medivation, Anacor and Bamboo (see Note 2A), and the impact of measurement period adjustments related to our acquisition of Hospira (see Note 2A), partially offset by amortization, impairments and the reclassification of $1.3 billion to Assets held for sale (see Note 2B). For information about impairments, see Note 4. The increase in IPR&D, is primarily related to assets acquired as part of the acquisitions of Anacor and Medivation, largely crisaborole and Xtandi. The intellectual property for crisaborole is owned by an international entity.

Our identifiable intangible assets are associated with the following, as a percentage of total identifiable intangible assets, less accumulated amortization:
	December 31, 2016
	IH	EH	WRD
Developed technology rights	64%	35%	—
Brands, finite-lived	73%	27%	—
Brands, indefinite-lived	71%	29%	—
IPR&D	92%	5%	4%

Developed Technology Rights

Developed technology rights represent the amortized cost associated with developed technology, which has been acquired from third parties and which can include the right to develop, use, market, sell and/or offer for sale the product, compounds and intellectual property that we have acquired with respect to products, compounds and/or processes that have been completed. We possess a well-diversified portfolio of hundreds of developed technology rights across therapeutic categories, representing the commercialized products included in our biopharmaceutical businesses. The more significant components of developed technology rights are the following (in order of significance): Xtandi, Prevnar 13/Prevenar 13 Infant, Enbrel and, to a lesser extent, Premarin, Prevnar 13/Prevenar 13 Adult, Pristiq, Tygacil, Refacto AF and Effexor. Also included in this category are the post-approval milestone payments made under our alliance agreements for certain biopharmaceutical products.

Brands

Brands represent the amortized or unamortized cost associated with tradenames and know-how, as the products themselves do not receive patent protection. Most of these assets are associated with our Consumer Healthcare business unit. The more significant components of indefinite-lived brands are the following (in order of significance): Advil, Xanax/Xanax XR, Centrum, Caltrate, Medrol and Preparation H. The more significant components of finite-lived brands are the following (in order of significance): Nexium, Depo-Provera, Zavedos and, to a lesser extent, Advil Cold and Sinus and Idoform Bifiform.

IPR&D

IPR&D assets represent R&D assets that have not yet received regulatory approval in a major market. The more significant components of IPR&D are the programs for the treatment of mild-to-moderate atopic dermatitis acquired as part of the Anacor acquisition, the treatment of non-mestastatic and mestastatic prostate cancer acquired as part of the Medivation acquisition and the program for the treatment of patients with germline breast cancer susceptibility gene BRCA mutated advanced breast cancer.

IPR&D assets are required to be classified as indefinite-lived assets until the successful completion or the abandonment of the associated R&D effort. Accordingly, during the development period after the date of acquisition, these assets will not be amortized until approval is obtained in a major market, typically either the U.S. or the EU, or in a series of other countries, subject to certain specified conditions and management judgment. At that time, we will determine the useful life of the asset, reclassify the asset out of IPR&D and begin amortization. If the associated R&D effort is abandoned, the related IPR&D assets will likely be written-off, and we will record an impairment charge.

For IPR&D assets, the risk of failure is significant and there can be no certainty that these assets ultimately will yield successful products. The nature of the biopharmaceutical business is high-risk and, as such, we expect that many of these IPR&D assets will become impaired and be written off at some time in the future.

Amortization

The weighted-average life for each of our total finite-lived intangible assets and the largest component, developed technology rights, is approximately 11 years. Total amortization expense for finite-lived intangible assets was $4.1 billion in 2016, $3.8 billion in 2015 and $4.1 billion in 2014.

The following table provides the annual amortization expense expected for the years 2017 through 2021:
(MILLIONS OF DOLLARS)	2017	2018	2019	2020	2021
Amortization expense	$4,827	$4,706	$4,481	$3,442	$3,348

B. Goodwill

The following table provides the components of and changes in the carrying amount of Goodwill:
(MILLIONS OF DOLLARS)	IH	EH	Total
Balance, January 1, 2015	$24,430	$17,639	$42,069
Additions(a)	39	7,284	7,323
Other(b)	(660)	(489)	(1,149)
Balance, December 31, 2015	23,809	24,433	48,242
Additions(c)	6,357	12	6,369
Other(d)	(32)	(130)	(162)
Balance, December 31, 2016	$30,134	$24,315	$54,449

(a)	EH additions relate to our acquisition of Hospira. For additional information, see Note 2A.

(b)	Primarily reflects the impact of foreign exchange.

(c)
IH additions primarily relate to our acquisitions of Medivation, Anacor and Bamboo and are subject to change until we complete the valuations of assets acquired and liabilities assumed from Medivation, Anacor and Bamboo (see Note 2A).

(d)	Primarily reflects the impact of foreign exchange and, with respect to EH, the impact of the reclassification of $119 million to Assets held for sale during 2016 (see Note 2B).

We manage our commercial operations through two distinct business segments: Pfizer Innovative Health (IH) and Pfizer Essential Health (EH), which was previously known as Established Products. Beginning in the second quarter of 2016, we reorganized our operating segments to reflect that we now manage our innovative pharmaceutical and consumer healthcare operations as one business segment, IH. From the beginning of our fiscal year 2014 until the second quarter of 2016, these operations were managed as two business segments: the GIP segment and the VOC segment. We have retrospectively presented goodwill according to the new operating segment structure. For additional information, see Note 18. As a result of this change, our goodwill associated with our former GIP segment was required to be reallocated to new reporting units based on relative fair value.